                                                                   EXHIBIT 10.26
                                 NANOGEN, INC.

                       PERFORMANCE STOCK OPTION AGREEMENT



        AGREEMENT made as of this ____ day of ______, 199_, by and among Nanogen, Inc. (the "Corporation"), _____________________, an individual and an employee of Corporation (the "Optionee") and _________________, the Optionee's spouse.

                                    RECITALS

        A. The Board of Directors of the Corporation has determined that it is in the best interests of the Corporation to award certain options to certain key employees for the purpose of creating incentives for such persons to achieve certain milestones in the development of the business of the Corporation.

        B. Optionee is an employee who the Board of Directors believe is critical to the future success of the business and to the achievement by the Corporation of its business goals.

                                    AGREEMENT

        NOW, THEREFORE, it is hereby agreed as follows:

        1. Grant of Option. Subject to and upon the terms and conditions set forth in this Agreement, the Corporation hereby grants to Optionee, as of ____________, the date on which this option was granted to Optionee (the "Grant Date"), a stock option to purchase up to ________ shares of the Corporation's Common Stock (the "Option Shares"). The Option Shares shall be purchasable at the option price per share (the "Option Price") of $______. This option is not intended to qualify as an incentive stock option.

        2. Option Term. This option shall have a maximum term of ten years measured from the Grant Date and shall expire at the close of business on ____________ (the "Expiration Date"), unless sooner terminated in accordance with Paragraph 5 or 6 (the "Option Term").

        3. Limited Transferability. This option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee, provided that this option may be assigned to a revocable inter vivos trust established for the benefit of Optionee.

        4. Dates of Exercise. This option may be exercised in whole or in part at any time or from time to time during the Option Term.

        5. Accelerated Termination of Option Term. The Option Term specified in Paragraph 2 shall terminate (and this option shall cease to be exercisable) prior to the Expiration Date should any of the following provisions become applicable:

               (i) Except as otherwise provided in subparagraph (ii) or (iii) below, should Optionee cease to remain in Service while this option is outstanding, then the period for exercising this option shall be reduced to a three (3)-month period commencing with the date of such cessation of Service, but in no event shall this option be exercisable at any time after the Expiration Date. Upon the expiration of such three (3)-month period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding.

               (ii) Should Optionee die while this option is outstanding, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the law of descent and distribution shall have the right to exercise this option. Such right shall lapse and this option shall cease to be exercisable upon the earlier of (A) the expiration of the twelve (12) month period measured from the date of Optionee's death or (B) the Expiration Date. Upon the expiration of such twelve (12) month period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding.

               (iii) Should Optionee become permanently disabled and cease by reason thereof to remain in Service while this option is outstanding, then the Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date. Optionee shall be deemed to be permanently disabled if Optionee is unable to engage in any substantial gainful activity for the Corporation or the parent or subsidiary corporation retaining his/her services by reason of any medically determinable physical or mental impairment, which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Upon the expiration of such limited period of exercisability or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding.

               (iv) For purposes of this Paragraph 5 and for all other purposes under this Agreement:



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               A. The Optionee shall be deemed to remain in Service for so long as the Optionee continues to render periodic services to the Corporation or any parent or subsidiary corporation, whether as an Employee, a non-employee member of the board of directors, or an independent contractor or consultant.

               B. The Optionee shall be deemed to be an Employee of the Corporation and to continue in the Corporation's employ for so long as the Optionee remains in the employ of the Corporation or one or more of its parent or subsidiary corporations, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

               C. A corporation shall be considered to be a subsidiary corporation of the Corporation if it is a member of an unbroken chain of corporations beginning with the Corporation, provided each such corporation in the chain (other than the last corporation) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               D. A corporation shall be considered to be a parent corporation of the Corporation if it is a member of an unbroken chain ending with the Corporation, provided each such corporation in the chain (other than the Corporation) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        6.     Special Termination of Option.

        A. This Option, to the extent not previously exercised, shall terminate and cease to be exercisable upon the consummation of one or more of the following shareholder-approved transactions (a "Corporate Transaction") unless this Option is expressly assumed by the successor corporation or parent thereof:

               (i)    a merger or consolidation in which the
        Corporation is not the surviving entity,

               (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets, or

               (iii) any transaction (other than an issuance of shares by the Corporation for cash) in or by means of which one or more persons acting in concert acquire, in the aggregate, more than 50% of the outstanding shares of the stock of the Corporation.


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

        B. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the option on both an aggregate and per Optionee basis following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

        C. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        7. Adjustment in Option Shares. In the event any change is made to the Corporation's outstanding Common Stock by reason of any stock split, stock dividend, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the total number of Option Shares subject to this option, and (ii) the Option Price payable per share in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

        8. Privilege of Stock Ownership. The holder of this option shall not have any of the rights of a shareholder with respect to the Option Shares until such individual shall have exercised the option and paid the Option Price.

        9.     Manner of Exercising Option.

        A. In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, the Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions: (i) Execute and deliver to the Secretary of the Corporation a stock purchase agreement (the "Purchase Agreement") in substantially the form attached hereto as Exhibit A; (ii) pay the aggregate Option Price for the purchased shares in one or more forms approved hereunder; and (iii) furnish to the Corporation appropriate documentation that the person or persons exercising the option, if other than Optionee, have the right to exercise this option.

        B. Except as provided in subparagraph C. below, the Option Price payable hereunder may be paid in cash.


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



        C. Should the Corporation's outstanding Common Stock be registered under
Section 12(g) of the 1934 Act at the time the option is exercised, then the Option Price may also be paid as follows:

               (i) in shares of Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at fair market value on the Exercise Date; or

               (ii) through a special sale and remittance procedure pursuant to which the Optionee is to provide irrevocable written instructions (a) to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation by reason of such purchase and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to effect the sale transaction.

        D. For purposes of this Agreement, the Exercise Date shall be the date on which the executed Purchase Agreement shall have been delivered to the Corporation, and the fair market value of a share of Common Stock on any relevant date shall be determined in accordance with subparagraphs (i) through
(iii) below:

               (i) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded on the Nasdaq Stock Market or the Nasdaq National Market, the fair market value shall be the closing selling price of one share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers through the Nasdaq Stock Market or the Nasdaq National Market. If there is no closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

               (ii) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Corporation to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.



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




               (iii) If the Common Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, or if the Board of Directors of the Corporation determines that the value determined pursuant to subparagraphs (i) and
        (ii) above does not accurately reflect the fair market value of the Common Stock, then such fair market value shall be determined by the Board of Directors of the Corporation after taking into account such factors as the Board of Directors of the Corporation shall deem appropriate.

        E. As soon after the Exercise Date as practical, the Corporation shall mail or deliver to Optionee, or to the other person or persons entitled thereto in accordance with the terms of this Option or the Purchase Agreement, a certificate or certificates representing the shares so purchased and paid for, with the appropriate legends affixed thereto.

        F. In no event may this option be exercised for any fractional shares.

        10. Compliance with Laws and Regulations.

        A. The exercise of this option and the issuance of Option Shares upon such exercise shall be subject to compliance by the Corporation and the Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Corporation's Common Stock may be listed at the time of such exercise and issuance.

        B. In connection with the exercise of this option, Optionee shall execute and deliver to the Corporation such representations in writing as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and State securities laws.

        11. Successors and Assigns. Except to the extent otherwise provided in Paragraph 3, 5 or 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the successors and assigns of the Corporation.

        12. REPURCHASE RIGHTS. THE OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL AS SET FORTH IN THE PURCHASE AGREEMENT TO BE EXECUTED BY OPTIONEE UPON EXERCISE THIS OPTION.

        13. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation in care of the Corporate Secretary at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in



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



writing and addressed to Optionee at the address indicated below Optionee's signature line. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

        14. No Employment or Service Contract. Nothing in this Agreement shall confer upon the Optionee any right to continue in the Service of the Corporation for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation or the Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.

        15. Governing Law. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

        16. Withholding. Optionee hereby agrees to make appropriate arrangements with the Corporation or parent or subsidiary corporation employing Optionee for the satisfaction of all Federal, State or local income tax withholding requirements and Federal social security employee tax requirements applicable to the exercise of this option.

        IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                            NANOGEN, INC.


                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

                      Address:              10398 Pacific Center Ct.
                                            San Diego, CA  92121


                                            ------------------------------------
                                            Optionee

                      Address:
                                            ------------------------------------

                                            ------------------------------------


        The undersigned spouse of Optionee has read and hereby approves the foregoing Performance Stock Option Agreement. In consideration of the Corporation's granting the Optionee the right to acquire the Option Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be



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

irrevocably bound by all the terms and provisions of such Agreement.



                                            ------------------------------------

                      Address:
                                            ------------------------------------

                                            ------------------------------------


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


                                          EXHIBIT A


                                  STOCK PURCHASE AGREEMENT

                                        NANOGEN, INC.
                                  STOCK PURCHASE AGREEMENT
                          UNDER PERFORMANCE STOCK OPTION AGREEMENT


        AGREEMENT made as of this _____ day of _____________, 199_, by and among Nanogen, Inc. (the "Corporation"), _______________ (the "Optionee") and _____________, the Optionee's spouse.

1.      EXERCISE OF OPTION.

        1.1 Exercise. Optionee hereby purchases _______ shares ("Purchased Shares") of the Corporation's common stock ("Common Stock") pursuant to that certain option ("Option") granted Optionee on ______________ ("Grant Date") to purchase up to _____________ shares of the Common Stock ("Total Purchasable Shares") at an option price of $_____ per share ("Option Price").

        1.2 Payment. Concurrently with the delivery of this Agreement to the Corporate Secretary of the Corporation, Optionee shall pay the Option Price for the Purchased Shares in accordance with the provisions of the agreement between the Corporation and Optionee evidencing the Option (the "Option Agreement") and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise, together with (if any Purchased Shares are Unvested Shares as defined in Section 5.1 hereof) a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I).

        1.3 Delivery of Certificates. The certificates representing any Purchased Shares which are Unvested Shares hereunder shall be held in escrow by the Corporate Secretary of the Corporation in accordance with the provisions of
Article 7. Certificates representing Vested Shares shall be delivered to Optionee within a reasonable time of the date hereof.

        1.4 Shareholder Rights. Until such time as the Corporation actually exercises any repurchase right, rights of first refusal or special purchase right under this Agreement, Optionee (or any successor in interest) shall have all the rights of a shareholder (including voting and dividend rights) with respect to the Purchased Shares, including the Purchased Shares held in escrow under Article 7, subject, however, to the transfer restrictions of Article 4.

        2.     SECURITIES LAW COMPLIANCE.

        2.1 Purchase Entirely for Own Account. This Agreement is made with Participant in reliance upon Participant's representation to the Corporation, which by Participant's execution of this Agreement Participant hereby confirms, that the Shares are being acquired for investment for Participant's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Participant has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Participant further represents that Participant does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares. Participant represents that he has full power and authority to enter into this Agreement.

        2.2 Exemption from Registration. The Purchased Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and are accordingly being issued to Optionee in reliance upon the exemption from such registration provided by Rule 701 of the Securities and Exchange Commission for stock issuances under written compensatory agreements.

        2.3    Restricted Securities.

        A. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that Rule 144 of the Securities and Exchange Commission issued under the 1933 Act is not presently available to exempt the sale of the Purchased Shares from the registration requirements of the 1933 Act.

        B. Upon the expiration of the ninety (90)-day period immediately following the date on which the Corporation first becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Purchased Shares, to the extent vested under Article 5, may be sold (without registration) pursuant to the applicable requirements of Rule
144. If Optionee is at the time of such sale an affiliate of the Corporation for purposes of Rule 144 or was such an affiliate during the preceding three (3) months, then the sale must comply with all the requirements of Rule 144 (including the volume limitation on the number of shares sold, the broker/market-maker sale requirement and the requisite notice to the Securities and Exchange Commission); however, the one (1)-year holding period requirement of the Rule will not be applicable. If Optionee is not at the time of the sale an affiliate of the Corporation nor was such an affiliate during the preceding three (3) months, then none of the requirements of Rule 144 (other than the broker/market-maker sale requirement for Purchased Shares held for less than two
(2) years following



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


payment in cash of the Option Price therefor) will be applicable to the sale.

        C. Should the Corporation not become subject to the reporting requirements of the Exchange Act, then Optionee may, provided he/she is not at the time an affiliate of the Corporation (nor was such an affiliate during the preceding three (3) months), sell the Purchased Shares (without registration) pursuant to paragraph (k) of Rule 144 after the Purchased Shares have been held for a period of two (2) years following the payment in cash of the Option Price for such shares.

        2.4 Disposition of Shares. Optionee hereby agrees that Optionee shall make no disposition of the Purchased Shares (other than a permitted transfer under paragraph 4.1) unless and until there is compliance with all of the following requirements:

               (a) Optionee shall have notified the Corporation of the proposed disposition and provided a summary of the terms and conditions of the proposed disposition.

               (b) Optionee shall have completed and provided to the Corporation a written statement, on a form to be prepared and provided by the Corporation at the Corporation's sole cost, that Optionee is in compliance with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

               (c) Optionee shall have provided the Corporation with a written statement, on a form to be prepared and provided by the Corporation at the Corporation's sole cost, that, to the best of Optionee's knowledge and belief, (i) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

        The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Article 2 nor (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

        2.5 Restrictive Legends. In order to reflect the restrictions on disposition of the Purchased Shares, the stock certificates for the Purchased Shares will be endorsed with restrictive legends, including one or more of the following legends:



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

               (i) "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a 'no action' letter of the Securities and Exchange Commission with respect to such sale or offer, or (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer."

               (ii) "The shares represented by this certificate are unvested and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated __________________, 199_ between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). Such agreement grants certain repurchase rights and rights of first refusal to the Corporation (or its assignees) upon the sale, assignment, transfer, encumbrance or other disposition of the Corporation's shares or upon termination of service with the Corporation. The Corporation will upon written request furnish a copy of such agreement to the holder hereof without charge."

        3.     SPECIAL TAX ELECTION.

        3.1 Section 83(b) Election. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S TO TIMELY FILE ANY ELECTION WHICH OPTIONEE DETERMINES TO BE APPROPRIATE UNDER SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS/HER BEHALF. An appropriate form for filing a Section 83(b) election is attached hereto as Exhibit II. Such filing must be made within 30-days of the purchase of the Purchased Shares, should be made by registered or certified mail, return receipt requested, and Optionee must retain two (2) copies of the completed form for filing with his or her State and Federal tax returns for the current tax year and an additional copy for his or her records.

        4.     TRANSFER RESTRICTIONS.

        4.1 Restriction on Transfer. Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Corporation's Repurchase Right under Article 5. In addition, Purchased Shares which are released from the Repurchase Right shall not be transferred, assigned, encumbered or otherwise made the subject of disposition in contravention of the Corporation's First Refusal Right under Article 6. Such restrictions on transfer, however, shall not be applicable to (i) a gratuitous transfer of the Purchased Shares made to the Optionee's spouse or issue, including adopted children, or to a trust for the exclusive benefit of the Optionee or the Optionee's spouse or issue, provided and only if the Optionee obtains the Corporation's


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



prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to the Optionee's will or the laws of intestate succession or (iii) a transfer to the Corporation in pledge as security for any purchase money indebtedness incurred by the Optionee in connection with the acquisition of the Purchased Shares.

        4.2 Transferee Obligations. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of one of the permitted transfers specified in paragraph 4.1 must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) both the Corporation's Repurchase Right and the Corporation's First Refusal Right granted hereunder and (ii) the market stand-off provisions of paragraph 4.4, to the same extent such shares would be so subject if retained by the Optionee.

        4.3 Definition of Owner. For purposes of Articles 4, 5, 6 and 7 of this Agreement, the term "Owner" shall include the Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a permitted transfer from the Optionee in accordance with paragraph 4.1.

        4.4    Market Stand-Off Provisions.

        A. In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation's initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of such registration statement as may be requested by the Corporation or such underwriters; provided, however, that in no event shall such period exceed one hundred-eighty (180) days. The limitations of this paragraph 4.4 shall remain in effect for the two-year period immediately following the effective date of the Corporation's initial public offering and shall thereafter terminate and cease to have any force or effect.

        B. Owner shall be subject to the market stand-off provisions of this paragraph 4.4 provided and only if the officers and directors of the Corporation are also subject to similar arrangements.

        C. In the event of any stock dividend, stock split, recapitalization or other change affecting the Corporation's outstanding Common Stock effected as a class without receipt of consideration, then any new, substituted or additional securities distributed with respect to the Purchased Shares shall be immediately subject to the provisions of this paragraph 4.4, to the same extent the Purchased Shares are at such time covered by such provisions.

        D. In order to enforce the limitations of this paragraph 4.4, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

        5.     REPURCHASE RIGHT.

        5.1 Grant. The Corporation is hereby granted the right (the "Repurchase Right"), exercisable at any time during the sixty (60)-day period following the date the Optionee ceases for any reason to remain in Service or (if later) during the sixty (60)-day period following the execution date of this Agreement, to repurchase at the Option Price all or (at the discretion of the Corporation and with the consent of the Optionee) any portion of the Purchased Shares in which the Optionee has not acquired a vested interest, if any, in accordance with the vesting provisions of paragraph 5.3 (such shares to be herein referred to as "Unvested Shares"). For purposes of this Agreement, the Optionee shall be deemed to remain in Service for so long as the Optionee continues to render periodic services to the Corporation or any parent or subsidiary corporation, whether as an employee, a non-employee member of the board of directors, or an independent contractor or consultant.

        5.2 Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to the Owner of the Unvested Shares prior to the expiration of the applicable sixty (60)-day period specified in paragraph 5.1. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of notice. To the extent one or more certificates representing Unvested Shares may have been previously delivered out of escrow to the Owner, then Owner shall, prior to the close of business on the date specified for the repurchase, deliver to the Secretary of the Corporation the certificates representing the Unvested Shares to be repurchased, each certificate to be properly endorsed for transfer. The Corporation shall, concurrently with the receipt of such stock certificates (either from escrow in accordance with paragraph 7.3 or from Owner as herein provided), pay to Owner in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Option Price previously paid for the Unvested Shares which are to be repurchased.

        5.3 Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under paragraph 5.2.

        In addition, the Total Purchasable Shares shall vest on ______________ (the "Employment Vesting Date"), provided that Optionee has remained in Service to the Corporation at all times from and after the Grant Date through the Employment Vesting Date.

        Notwithstanding the above, vesting of a portion of the Total Purchasable Shares shall be accelerated upon the attainment of the "Objectives" set forth in
Exhibit III in accordance with the weighted percentage of the Total Purchasable Shares for each Objective also set forth in Exhibit III.

        All Purchased Shares as to which the Repurchase Right lapses shall, however, continue to be subject to (i) the First Refusal Right of the Corporation and its assignees under Article 6, (ii) the market stand-off provisions of paragraph 4.4 and (iii) the Special Purchase Right under Article 8.

        5.4 Aggregate Vesting Limitation. If the Option is exercised in more than one increment so that the Optionee is a party to one or more other Stock Purchase Agreements ("Prior Purchase Agreements") which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which the Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which the Optionee would otherwise at the time be vested, in accordance with the vesting provisions of paragraph 5.3, had all the Purchased Shares been acquired exclusively under this Agreement.

        5.5 Fractional Shares. No fractional shares shall be repurchased by the Corporation. Accordingly, should the Repurchase Right extend to a fractional share (in accordance with the vesting provisions of paragraph 5.3) at the time the Optionee ceases Service, then such fractional share shall be added to any fractional share in which the Optionee is at such time vested in order to make one whole vested share no longer subject to the Repurchase Right.

        5.6 Additional Shares or Substituted Securities. In the event of any stock dividend, stock split, recapitalization or other change affecting the Corporation's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number of Purchased Shares and Total Purchasable Shares hereunder and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Corporation's capital structure; provided, however, that the aggregate purchase price shall remain the same.

        5.7    Corporate Transaction.

        A. Immediately prior to the consummation of any of the following shareholder-approved transactions (a "Corporate Transaction"):

               (i)    a merger or consolidation in which the
        Corporation is not the surviving entity,

               (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets, or

               (iii) any transaction (other than an issuance of shares by the Corporation for cash) in or by means of which one or more persons acting in concert acquire, in the aggregate, more than 50% of the outstanding shares of the stock of the Corporation, the Repurchase Right shall automatically lapse in its entirety except to the extent the Repurchase Right is to be assigned to the successor corporation (or its parent company) in connection with such Corporate Transaction.

        B. To the extent the Repurchase Right remains in effect following such Corporate Transaction, such right shall apply to the new capital stock or other property (including cash) received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Corporation's capital structure; provided, however, that the aggregate purchase price shall remain the same.

        C. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        6.     RIGHT OF FIRST REFUSAL.

        6.1 Grant. The Corporation is hereby granted rights of first refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the Purchased Shares in which the Optionee has vested in accordance with the vesting provisions of Article 5. For purposes of this Article 6, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition for value of the Purchased

Shares intended to be made by the Owner, but shall not include any of the permitted transfers under paragraph 4.1.

        6.2 Notice of Intended Disposition. In the event the Owner desires to accept a bona fide third-party offer for the transfer of any or all of the Purchased Shares (the shares subject to such offer to be hereinafter called the "Target Shares"), Owner shall promptly (i) deliver to the Corporate Secretary of the Corporation written notice (the "Disposition Notice") of the terms and conditions of the offer, including the purchase price and the identity of the third-party offeror, and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles 2 and 4 of this Agreement.

        6.3 Exercise of Right. The Corporation shall, for a period of forty-five
(45) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares specified in the Disposition Notice upon the same terms and conditions specified therein or upon terms and conditions which do not materially vary from those specified therein. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") to Owner prior to the expiration of the forty-five (45)-day exercise period. If such right is exercised with respect to all the Target Shares specified in the Disposition Notice, then the Corporation (or its assignees) shall effect the repurchase of the Target Shares, including payment of the purchase price, not more than ten (10) business days after delivery of the Exercise Notice; and at such time Owner shall deliver to the Corporation the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer. To the extent any of the Target Shares are at the time held in escrow under Article 7, the certificates for such shares shall automatically be released from escrow and delivered to the Corporation for purchase. Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Corporation (or its assignees) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Owner and the Corporation (or its assignees) cannot agree on such cash value within ten (10) days after the Corporation's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by the Corporation (or its assignees) within
(20) days after the Corporation's receipt of the Disposition Notice, whose appraisal shall be determinative of such value. The cost of such appraisal shall be paid entirely by the Corporation. The closing shall then be held on the later of (i) the tenth business day following delivery of the Exercise Notice or (ii) the tenth business day after such cash valuation shall have been made.

        6.4 Non-Exercise of Right. In the event the Exercise Notice is not given to Owner within forty-five (45) days following the date of the Corporation's receipt of the Disposition Notice, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms and conditions (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of Article 2 of this Agreement. To the extent any of the Target Shares are at the time held in escrow under Article 7, the certificates for such shares shall automatically be released from escrow and surrendered to the Owner. The third-party offeror shall acquire the Target Shares free and clear of the Corporation's Repurchase Right under Article 5 and the Corporation's First Refusal Right hereunder, but the acquired shares shall remain subject to (i) the securities law restrictions of Article 2 and (ii) the market stand-off provisions of paragraph 4.4. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty (30)-day period, the Corporation's First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses in accordance with paragraph 6.7.

        6.5 Partial Exercise of Right. In the event the Corporation (or its assignees) makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Corporation delivered within thirty (30) days after the date of the Disposition Notice, to effect the sale of the Target Shares pursuant to one of the following alternatives:

               (i) to elect not to sell any shares to the Corporation pursuant to the First Refusal Right, but to instead sell all the Target Shares to the third-party offeror identified in the Disposition Notice (which sale shall otherwise be in full compliance with the requirements of paragraph
        6.4 as if the Corporation did not offer to exercise the First Refusal Right with respect to any of the Target Shares); or

               (ii) sale to the Corporation (or its assignees) of the portion of the Target Shares which the Corporation (or its assignees) has elected to purchase, such sale to be effected in substantial conformity with the provisions of paragraph 6.3.

        Failure of Owner to deliver timely notification to the Corporation under this paragraph 6.5 shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

        6.6    Recapitalization/Merger.

        A. In the event of any stock dividend, stock split, recapitalization or other transaction affecting the Corporation's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Purchased Shares shall be immediately subject to the Corporation's First Refusal Right hereunder, but only to the extent the Purchased Shares are at the time covered by such right.

        B. In the event of any of the following transactions:

               (i)    a merger or consolidation in which the
        Corporation is not the surviving entity,

               (ii) a sale, transfer or other disposition of all or substantially all of the Corporation's assets,

               (iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation's outstanding voting securities are transferred in whole or in part to person or persons other than those who held such securities immediately prior to the merger, or

               (iv) any transaction effected primarily to change the State in which the Corporation is incorporated, or to create a holding company structure,

the Corporation's First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the transaction but only to the extent the Purchased Shares are at the time covered by such right.

        6.7 Lapse. The First Refusal Right under this Article 6 shall lapse and cease to have effect upon the earliest to occur of (i) the first date on which shares of the Corporation's Common Stock are held of record by more than five hundred (500) persons, (ii) a determination is made by the Corporation's Board of Directors that a public market exists for the outstanding shares of the Corporation's Common Stock, or (iii) a firm commitment underwritten public offering pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Corporation's Common Stock in the aggregate amount of at least $5,000,000. However, the market stand-off provisions of paragraph 4.4 shall continue to remain in full force and effect following the lapse of the First Refusal Right hereunder.

        7.     ESCROW.

        7.1 Deposit. Upon issuance, the certificates for any Unvested Shares purchased hereunder shall be deposited in escrow with the Corporate Secretary of the Corporation to be held in accordance with the provisions of this Article 7. Each deposited certificate shall be accompanied by a duly-executed Assignment Separate from Certificate in the form of Exhibit I. The deposited certificates, together with any other assets or securities from time to time deposited with the Corporate Secretary pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with paragraph 7.3. Upon delivery of the certificates (or other assets and securities) to the Corporate Secretary of the Corporation, the Owner shall be issued an instrument of deposit acknowledging the number of Unvested Shares (or other assets and securities) delivered in escrow.

        7.2 Recapitalization. All regular cash dividends on the Unvested Shares (or other securities at the time held in escrow) shall be paid directly to the Owner and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Corporation's outstanding Common Stock as a class effected without receipt of consideration or in the event of a Corporate Transaction, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Unvested Shares shall be immediately delivered to the Corporate Secretary to be held in escrow under this Article 7, but only to the extent the Unvested Shares are at the time subject to the escrow requirements of paragraph 7.1.

        7.3 Release/Surrender. The Unvested Shares, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Corporation for repurchase and cancellation:

               (i) Should the Corporation (or its assignees) elect to exercise the Repurchase Right under Article 5 with respect to any Unvested Shares, then the escrowed certificates for such Unvested Shares (together with any other assets or securities issued with respect thereto) shall be delivered to the Corporation concurrently with the payment to the Owner, in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), of an amount equal to the aggregate Option Price for such Unvested Shares, and the Owner shall cease to have any further rights or claims with respect to such Unvested Shares (or other assets or securities attributable to such Unvested Shares).

               (ii) Should the Corporation (or its assignees) elect to exercise its First Refusal Right under Article 6 with respect to any vested Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities attributable thereto) shall, concurrently with the payment of the paragraph 6.3 purchase price for such Target Shares to the Owner, be surrendered to the Corporation, and the Owner shall cease to have any further rights or claims with respect to such Target Shares (or other assets or securities).

               (iii) Should the Corporation (or its assignees) elect not to exercise its First Refusal Right under Article 6 with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities attributable thereto) shall be surrendered to the Owner for disposition in accordance with provisions of paragraph 6.4.

               (iv) As the interest of the Optionee in the Unvested Shares (or any other assets or securities attributable thereto) vests in accordance with the provisions of Article 5, the certificates for such vested shares (as well as all other vested assets and securities) shall be released from escrow and delivered to the Owner in accordance with the following schedule:

                      a. The initial release of vested shares (or other vested
               assets and securities) from escrow shall be effected within thirty (30) days following the expiration of the initial twelve
               (12)-month period measured from the Grant Date.

                      b. Subsequent releases of vested shares (or other vested
               assets and securities) from escrow shall be effected at semi-annual intervals thereafter, with the first such semi-annual release to occur eighteen (18) months after the Grant Date.

                      c. Upon the Optionee's cessation of Service, any escrowed
               Purchased Shares (or other assets or securities) in which the Optionee is at the time vested shall be promptly released from escrow.

                      d. Upon any earlier termination of the Corporation's
               Repurchase Right in accordance with the applicable provisions of
               Article 5, any Purchased Shares (or other assets or securities) at the time held in escrow hereunder shall promptly be released to the Owner as fully vested shares or other property.

               (v) All Purchased Shares (or other assets or securities) released from escrow in accordance with the provisions of subparagraph (iv) above shall nevertheless remain subject to (I) the Corporation's First Refusal Right under Article 6 until such right lapses pursuant to paragraph 6.7, (II) the market stand-off provisions of paragraph 4.4 until such provisions terminate in accordance therewith and (III) the Special Purchase Right under Article 8.

        8.     MARITAL DISSOLUTION OR LEGAL SEPARATION.

        8.1 Grant. In connection with the dissolution of the Optionee's marriage or the legal separation of the Optionee and the Optionee's spouse, the Corporation shall have the right (the "Special Purchase Right"), exercisable at any time during the thirty (30)-day period following the Corporation's receipt of the required Dissolution Notice under paragraph 8.2, to purchase from the Optionee's spouse, in accordance with the provisions of paragraph 8.3, all or any portion of the Purchased Shares which would otherwise be awarded to such spouse in settlement of any community property or other marital property rights such spouse may have in such shares.

        8.2 Notice of Decree or Agreement. The Optionee shall promptly provide the Secretary of the Corporation with written notice (the "Dissolution Notice") of (i) the entry of any judicial decree or order resolving the property rights of the Optionee and the Optionee's spouse in connection with their marital dissolution or legal separation or (ii) the execution of any contract or agreement relating to the distribution or division of such property rights. The Dissolution Notice shall be accompanied by a copy of the actual decree of dissolution or settlement agreement between the Optionee and the Optionee's spouse which provides for the award to the spouse of one or more Purchased Shares in settlement of any community property or other marital property rights such spouse may have in such shares.

        8.3 Exercise of Special Purchase Right. The price at which the Special Purchase Right shall be exercisable by the Corporation will be the higher of the Option Price as set forth in Section 1.1 hereof or the fair market value of the shares as of the date the Special Purchase Right is exercised. The right shall be exercised by delivery of written notice (the "Purchase Notice") to the Optionee and the Optionee's spouse within thirty (30) days after the Corporation's receipt of the Dissolution Notice. The Purchase Notice shall indicate the number of shares to be purchased by the Corporation, the date such purchase is to be effected (such date to be not less than five (5) business days, nor more than ten (10) business days, after the date of the Purchase Notice), and the price to be paid for such Purchased Shares. The Optionee (or the Optionee's spouse, to the extent such spouse has physical possession of the Purchased Shares) shall, prior to the close of business on the date specified for the purchase, deliver to the Corporate Secretary of the Corporation the certificates representing the shares to be purchased, each certificate to be properly endorsed for transfer. To the extent any of the shares to be purchased by the Corporation are at the time held in escrow under
Article 7, the certificates for such shares shall be promptly delivered out of escrow to the Corporation. The Corporation shall, concurrently with the receipt of the stock certificates, pay to the Optionee's spouse (in cash or cash equivalents) an amount equal to the price to be paid for such shares as specified in the Purchase Notice.

        If the Optionee's spouse does not agree with the Corporation's determination of the fair market value of the shares, then the spouse shall promptly notify the Corporation in writing of such disagreement and the fair market value of such shares shall thereupon be determined by an appraiser of recognized standing selected by the Corporation whose appraisal shall be determinative of such value. The cost of the appraisal shall be borne entirely by the Corporation. The closing shall then be held on the fifth business day following the completion of such appraisal; provided, however, that if the appraised value is more than fifteen percent (15%) greater than the fair market value specified for the shares in the Purchase Notice, the Corporation shall have the right, exercisable prior to the expiration of such five
(5)-business-day period, to rescind the exercise of the Special Purchase Right and thereby revoke its election to purchase the shares awarded to the spouse.

        8.4 Lapse. The Special Purchase Right under this Article 8 shall lapse and cease to have effect upon the earlier to occur of (i) the first date on which the First Refusal Right under Article 6 lapses or (ii) the expiration of the thirty (30)-day exercise period specified in paragraph 8.3, to the extent the Special Purchase Right is not timely exercised in accordance with such paragraph.

        9.     GENERAL PROVISIONS.

        9.1 Assignment. The Corporation may assign its Repurchase Right under
Article 5, its First Refusal Right under Article 6 and/or its Special Purchase Right under Article 8 to any person or entity selected by the Corporation's Board of Directors, including (without limitation) one or more shareholders of the Corporation.

        If the assignee of the Repurchase Right is other than a one hundred percent (100%) owned subsidiary corporation of the Corporation or the parent corporation owning one hundred percent (100%) of the Corporation, then such assignee must make a cash payment to the Corporation, upon the assignment of the Repurchase Right, in an amount equal to the excess (if any) of (i) the fair market value of the Unvested Shares at the time subject to the assigned Repurchase Right over (ii) the aggregate repurchase price payable for the Unvested Shares thereunder.

        9.2 Definitions. For purposes of this Agreement, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

               (i) Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a parent corporation of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               (ii) Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        9.3 No Employment or Service Contract. Nothing in this Agreement shall confer upon the Optionee any right to continue in the Service of the Corporation (or any parent or subsidiary corporation of the Corporation employing or retaining Optionee) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any parent or subsidiary corporation of the Corporation employing or retaining Optionee) or the Optionee, which rights are hereby expressly reserved by each, to terminate the Optionee's Service at any time for any reason whatsoever, with or without cause.

        9.4 Notices. Any notice required in connection with (i) the Repurchase Right, the Special Purchase Right or the First Refusal Right or (ii) the disposition of any Purchased Shares covered thereby shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the United States mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph 9.4 to all other parties to this Agreement.

        9.5 No Waiver. The failure of the Corporation (or its assignees) in any instance to exercise the Repurchase Right granted under Article 5, or the failure of the Corporation (or its assignees) in any instance to exercise the First Refusal Right granted under Article 6, or the failure of the Corporation (or its assignees) in any instance to exercise the Special Purchase Right granted under Article 8 shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and the Optionee or the Optionee's spouse. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

        9.6 Cancellation of Shares. If the Corporation (or its assignees) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to he repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement), and such shares shall be deemed purchased in accordance with the applicable provisions hereof and the Corporation (or its assignees) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

        10.    MISCELLANEOUS PROVISIONS.

        10.1 Optionee Undertaking. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Optionee or the Purchased Shares pursuant to the express provisions of this Agreement.

        10.2 Agreement is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof.

        10.3 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State without resort to that State's conflict-of-laws rules.

        10.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

        10.5 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and the Optionee and the Optionee's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this

Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

        10.6 Power of Attorney. Optionee's spouse hereby appoints Optionee his or her true and lawful attorney in fact, for him or her and in his or her name, place and stead, and for his or her use and benefit, to agree to any amendment or modification of this Agreement and to execute such further instruments and take such further actions as may reasonably be necessary to carry out the intent of this Agreement. Optionee's spouse further gives and grants unto Optionee as his or her attorney in fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as he or she might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that Optionee shall lawfully do and cause to be done by virtue of this power of attorney.





                [Remainder of This Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                            NANOGEN, INC.


                                            By:
                                               ---------------------------------

                                            Title:
                                                  ------------------------------

                      Address:              10398 Pacific Center Ct.
                                            San Diego, CA  92121


                                            ------------------------------------
                                            Optionee

                      Address:
                                            ------------------------------------


                                            ------------------------------------


        The undersigned spouse of Optionee has read and hereby approves the foregoing Performance Stock Option Agreement. In consideration of the Corporation's granting the Optionee the right to acquire the Option Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms and provisions of such Agreement.


                                            ------------------------------------



                      Address:
                                            ------------------------------------


                                            ------------------------------------

                                    EXHIBIT I

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



        FOR VALUE RECEIVED _________________________ hereby sell(s), assign(s) and transfer(s) unto Nanogen, Inc. (the "Corporation"), _____________________________ (_______) shares of the Common Stock of the
Corporation standing in his\her name on the books of the Corporation represented by Certificate No. __________ and do hereby irrevocably constitute and appoint _________________________________ as Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.


        Dated:_____________________


                                    Signature
                                              ----------------------------------


Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Corporation to exercise its Repurchase Right set forth in the Agreement without requiring additional signatures on the part of the Optionee.




                                   EXHIBIT I-1

                                   EXHIBIT II

                           SECTION 83(b) TAX ELECTION


        This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)     The taxpayer who performed the services is:

        Name:
        Address:________________________________________________________________
        Taxpayer Ident. No.:____________________________________________________

(2) The property with respect to which the election is being made is ______ shares of the common stock of Nanogen, Inc.

(3)     The property was issued on _____________________, 19__.

(4) The taxable year in which the election is being made is the calendar year 19_.

(5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's employment with the issuer is terminated. The issuer's repurchase right lapses in a series of annual and monthly installments over a four (4) year period ending on
        ___________________________________________________.

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $_________ per share.

(7)     The amount paid for such property is $_________ per share.

(8) A copy of this statement was furnished to Nanogen, Inc. for whom taxpayer rendered the service underlying the transfer of property.

(9)     This statement is executed as of: __________________, 19_.



---------------------------------

Spouse (if any)
Taxpayer

This form must be filed with the Internal Revenue Service Center with which taxpayer files his/her Federal income tax returns. The filing must be made within 30 days after the execution date of the Restricted Stock Issuance Agreement.


                                  EXHIBIT II-1

                                  NANOGEN, INC.

                       PERFORMANCE STOCK OPTION AGREEMENT



        AGREEMENT made as of this ____ day of ______, 1997, by and among Nanogen, Inc. (the "Corporation"), _______________, an individual and an employee of Corporation (the "Optionee") and _________________, the Optionee's spouse.

                                    RECITALS

        A. The Board of Directors of the Corporation has determined that it is in the best interests of the Corporation to award certain options to certain key employees for the purpose of creating incentives for such persons to achieve certain milestones in the development of the business of the Corporation.

        B. Optionee is an employee who the Board of Directors believe is critical to the future success of the business and to the achievement by the Corporation of its business goals.

                                    AGREEMENT

        NOW, THEREFORE, it is hereby agreed as follows:

        1. Grant of Option. Subject to and upon the terms and conditions set forth in this Agreement, the Corporation hereby grants to Optionee, as of ______________, the date on which this option was granted to Optionee (the "Grant Date"), a stock option to purchase up to __________ shares of the Corporation's Common Stock (the "Option Shares"). The Option Shares shall be purchasable at the option price per share (the "Option Price") of $______. This option is not intended to qualify as an incentive stock option.

        2. Option Term. This option shall have a maximum term of ten years measured from the Grant Date and shall expire at the close of business on _________________ (the "Expiration Date"), unless sooner terminated in accordance with Paragraph 5 or 6 (the "Option Term").

        3. Limited Transferability. This option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee, provided that this option may be assigned to a revocable inter vivos trust established for the benefit of Optionee.

        4. Dates of Exercise. This option may be exercised in whole or in part at any time or from time to time during the Option Term.

        5. Accelerated Termination of Option Term. The Option Term specified in Paragraph 2 shall terminate (and this option shall cease to be exercisable) prior to the Expiration Date should any of the following provisions become applicable:

               (i) Except as otherwise provided in subparagraph (ii) or (iii) below, should Optionee cease to remain in Service while this option is outstanding, then the period for exercising this option shall be reduced to a three (3)-month period commencing with the date of such cessation of Service, but in no event shall this option be exercisable at any time after the Expiration Date. Upon the expiration of such three (3)-month period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding.

               (ii) Should Optionee die while this option is outstanding, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the law of descent and distribution shall have the right to exercise this option. Such right shall lapse and this option shall cease to be exercisable upon the earlier of (A) the expiration of the twelve (12) month period measured from the date of Optionee's death or (B) the Expiration Date. Upon the expiration of such twelve (12) month period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding.

               (iii) Should Optionee become permanently disabled and cease by reason thereof to remain in Service while this option is outstanding, then the Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date. Optionee shall be deemed to be permanently disabled if Optionee is unable to engage in any substantial gainful activity for the Corporation or the parent or subsidiary corporation retaining his/her services by reason of any medically determinable physical or mental impairment, which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Upon the expiration of such limited period of exercisability or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding.

               (iv) For purposes of this Paragraph 5 and for all other purposes under this Agreement:

               A. The Optionee shall be deemed to remain in Service for so long as the Optionee continues to render periodic services to the Corporation or any parent or subsidiary corporation, whether as an Employee, a non-employee member of the board of directors, or an independent contractor or consultant.

               B. The Optionee shall be deemed to be an Employee of the Corporation and to continue in the Corporation's employ for so long as the Optionee remains in the employ of the Corporation or one or more of its parent or subsidiary corporations, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

               C. A corporation shall be considered to be a subsidiary corporation of the Corporation if it is a member of an unbroken chain of corporations beginning with the Corporation, provided each such corporation in the chain (other than the last corporation) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               D. A corporation shall be considered to be a parent corporation of the Corporation if it is a member of an unbroken chain ending with the Corporation, provided each such corporation in the chain (other than the Corporation) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        6.     Special Termination of Option.

        A. This Option, to the extent not previously exercised, shall terminate and cease to be exercisable upon the consummation of one or more of the following shareholder-approved transactions (a "Corporate Transaction") unless this Option is expressly assumed by the successor corporation or parent thereof:

               (i)    a merger or consolidation in which the
        Corporation is not the surviving entity,

               (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets, or

               (iii) any transaction (other than an issuance of shares by the Corporation for cash) in or by means of which one or more persons acting in concert acquire, in the aggregate, more than 50% of the outstanding shares of the stock of the Corporation.

        B. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the option on both an aggregate and per Optionee basis following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

        C. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        7. Adjustment in Option Shares. In the event any change is made to the Corporation's outstanding Common Stock by reason of any stock split, stock dividend, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the total number of Option Shares subject to this option, and (ii) the Option Price payable per share in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

        8. Privilege of Stock Ownership. The holder of this option shall not have any of the rights of a shareholder with respect to the Option Shares until such individual shall have exercised the option and paid the Option Price.

        9.     Manner of Exercising Option.

        A. In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, the Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions: (i) Execute and deliver to the Secretary of the Corporation a stock purchase agreement (the "Purchase Agreement") in substantially the form attached hereto as Exhibit A; (ii) pay the aggregate Option Price for the purchased shares in one or more forms approved hereunder; and (iii) furnish to the Corporation appropriate documentation that the person or persons exercising the option, if other than Optionee, have the right to exercise this option.

        B. Except as provided in subparagraph C. below, the Option Price payable hereunder may be paid in cash.

        C. Should the Corporation's outstanding Common Stock be registered under
Section 12(g) of the 1934 Act at the time the option is exercised, then the Option Price may also be paid as follows:

               (i) in shares of Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at fair market value on the Exercise Date; or

               (ii) through a special sale and remittance procedure pursuant to which the Optionee is to provide irrevocable written instructions (a) to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation by reason of such purchase and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to effect the sale transaction.

        D. For purposes of this Agreement, the Exercise Date shall be the date on which the executed Purchase Agreement shall have been delivered to the Corporation, and the fair market value of a share of Common Stock on any relevant date shall be determined in accordance with subparagraphs (i) through
(iii) below:

               (i) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded on the Nasdaq Stock Market or the Nasdaq National Market, the fair market value shall be the closing selling price of one share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers through the Nasdaq Stock Market or the Nasdaq National Market. If there is no closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

               (ii) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Corporation to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

               (iii) If the Common Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, or if the Board of Directors of the Corporation determines that the value determined pursuant to subparagraphs (i) and
        (ii) above does not accurately reflect the fair market value of the Common Stock, then such fair market value shall be determined by the Board of Directors of the Corporation after taking into account such factors as the Board of Directors of the Corporation shall deem appropriate.

        E. As soon after the Exercise Date as practical, the Corporation shall mail or deliver to Optionee, or to the other person or persons entitled thereto in accordance with the terms of this Option or the Purchase Agreement, a certificate or certificates representing the shares so purchased and paid for, with the appropriate legends affixed thereto.

        F. In no event may this option be exercised for any fractional shares.

        10. Compliance with Laws and Regulations.

        A. The exercise of this option and the issuance of Option Shares upon such exercise shall be subject to compliance by the Corporation and the Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Corporation's Common Stock may be listed at the time of such exercise and issuance.

        B. In connection with the exercise of this option, Optionee shall execute and deliver to the Corporation such representations in writing as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and State securities laws.

        11. Successors and Assigns. Except to the extent otherwise provided in Paragraph 3, 5 or 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the successors and assigns of the Corporation.

        12. REPURCHASE RIGHTS. THE OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL AS SET FORTH IN THE PURCHASE AGREEMENT TO BE EXECUTED BY OPTIONEE UPON EXERCISE THIS OPTION.

        13. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation in care of the Corporate Secretary at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

        14. No Employment or Service Contract. Nothing in this Agreement shall confer upon the Optionee any right to continue in the Service of the Corporation for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation or the Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.

        15. Governing Law. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

        16. Withholding. Optionee hereby agrees to make appropriate arrangements with the Corporation or parent or subsidiary corporation employing Optionee for the satisfaction of all Federal, State or local income tax withholding requirements and Federal social security employee tax requirements applicable to the exercise of this option.

        IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                            NANOGEN, INC.


                                            By:
                                               --------------------------------
                                            Title:
                                                  ------------------------------

                      Address:              10398 Pacific Center Ct.
                                            San Diego, CA  92121


                                            ------------------------------------
                                            Optionee

                      Address:
                                            ------------------------------------

                                            ------------------------------------


        The undersigned spouse of Optionee has read and hereby approves the foregoing Performance Stock Option Agreement. In consideration of the Corporation's granting the Optionee the right to acquire the Option Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms and provisions of such Agreement.



                                            ------------------------------------


                      Address:

                                            ------------------------------------

                                            ------------------------------------

                                    EXHIBIT A


                            STOCK PURCHASE AGREEMENT

                                  NANOGEN, INC.
                            STOCK PURCHASE AGREEMENT
                    UNDER PERFORMANCE STOCK OPTION AGREEMENT


        AGREEMENT made as of this _____ day of _____________, 1997, by and among Nanogen, Inc. (the "Corporation"), ______________ (the "Optionee") and ___________________, the Optionee's spouse.

1.      EXERCISE OF OPTION.

        1.1 Exercise. Optionee hereby purchases _______ shares ("Purchased Shares") of the Corporation's common stock ("Common Stock") pursuant to that certain option ("Option") granted Optionee on ________________ ("Grant Date") to purchase up to _____________ shares of the Common Stock ("Total Purchasable Shares") at an option price of $__________ per share ("Option Price").

        1.2 Payment. Concurrently with the delivery of this Agreement to the Corporate Secretary of the Corporation, Optionee shall pay the Option Price for the Purchased Shares in accordance with the provisions of the agreement between the Corporation and Optionee evidencing the Option (the "Option Agreement") and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise, together with (if any Purchased Shares are Unvested Shares as defined in Section 5.1 hereof) a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I).

        1.3 Delivery of Certificates. The certificates representing any Purchased Shares which are Unvested Shares hereunder shall be held in escrow by the Corporate Secretary of the Corporation in accordance with the provisions of
Article 7. Certificates representing Vested Shares shall be delivered to Optionee within a reasonable time of the date hereof.

        1.4 Shareholder Rights. Until such time as the Corporation actually exercises any repurchase right, rights of first refusal or special purchase right under this Agreement, Optionee (or any successor in interest) shall have all the rights of a shareholder (including voting and dividend rights) with respect to the Purchased Shares, including the Purchased Shares held in escrow under Article 7, subject, however, to the transfer restrictions of Article 4.

        2.     SECURITIES LAW COMPLIANCE.

        2.1 Purchase Entirely for Own Account. This Agreement is made with Participant in reliance upon Participant's representation to the Corporation, which by Participant's execution of this Agreement Participant hereby confirms, that the Shares are being acquired for investment for Participant's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Participant has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Participant further represents that Participant does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares. Participant represents that he has full power and authority to enter into this Agreement.

        2.2 Exemption from Registration. The Purchased Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and are accordingly being issued to Optionee in reliance upon the exemption from such registration provided by Rule 701 of the Securities and Exchange Commission for stock issuances under written compensatory agreements.

        2.3    Restricted Securities.

        A. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that Rule 144 of the Securities and Exchange Commission issued under the 1933 Act is not presently available to exempt the sale of the Purchased Shares from the registration requirements of the 1933 Act.

        B. Upon the expiration of the ninety (90)-day period immediately following the date on which the Corporation first becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Purchased Shares, to the extent vested under Article 5, may be sold (without registration) pursuant to the applicable requirements of Rule
144. If Optionee is at the time of such sale an affiliate of the Corporation for purposes of Rule 144 or was such an affiliate during the preceding three (3) months, then the sale must comply with all the requirements of Rule 144 (including the volume limitation on the number of shares sold, the broker/market-maker sale requirement and the requisite notice to the Securities and Exchange Commission); however, the one (1)-year holding period requirement of the Rule will not be applicable. If Optionee is not at the time of the sale an affiliate of the Corporation nor was such an affiliate during the preceding three (3) months, then none of the requirements of Rule 144 (other than the broker/market-maker sale requirement for Purchased Shares held for less than two
(2) years following
payment in cash of the Option Price therefor) will be applicable to the sale.

        C. Should the Corporation not become subject to the reporting requirements of the Exchange Act, then Optionee may, provided he/she is not at the time an affiliate of the Corporation (nor was such an affiliate during the preceding three (3) months), sell the Purchased Shares (without registration) pursuant to paragraph (k) of Rule 144 after the Purchased Shares have been held for a period of two (2) years following the payment in cash of the Option Price for such shares.

        2.4 Disposition of Shares. Optionee hereby agrees that Optionee shall make no disposition of the Purchased Shares (other than a permitted transfer under paragraph 4.1) unless and until there is compliance with all of the following requirements:

               (a) Optionee shall have notified the Corporation of the proposed disposition and provided a summary of the terms and conditions of the proposed disposition.

               (b) Optionee shall have completed and provided to the Corporation a written statement, on a form to be prepared and provided by the Corporation at the Corporation's sole cost, that Optionee is in compliance with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

               (c) Optionee shall have provided the Corporation with a written statement, on a form to be prepared and provided by the Corporation at the Corporation's sole cost, that, to the best of Optionee's knowledge and belief, (i) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

        The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Article 2 nor (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

        2.5 Restrictive Legends. In order to reflect the restrictions on disposition of the Purchased Shares, the stock certificates for the Purchased Shares will be endorsed with restrictive legends, including one or more of the following legends:

               (i) "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a 'no action' letter of the Securities and Exchange Commission with respect to such sale or offer, or (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer."

               (ii) "The shares represented by this certificate are unvested and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated __________________, 1997 between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). Such agreement grants certain repurchase rights and rights of first refusal to the Corporation (or its assignees) upon the sale, assignment, transfer, encumbrance or other disposition of the Corporation's shares or upon termination of service with the Corporation. The Corporation will upon written request furnish a copy of such agreement to the holder hereof without charge."

        3.     SPECIAL TAX ELECTION.

        3.1 Section 83(b) Election. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S TO TIMELY FILE ANY ELECTION WHICH OPTIONEE DETERMINES TO BE APPROPRIATE UNDER SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS/HER BEHALF. An appropriate form for filing a Section 83(b) election is attached hereto as Exhibit II. Such filing must be made within 30-days of the purchase of the Purchased Shares, should be made by registered or certified mail, return receipt requested, and Optionee must retain two (2) copies of the completed form for filing with his or her State and Federal tax returns for the current tax year and an additional copy for his or her records.

        4.     TRANSFER RESTRICTIONS.

        4.1 Restriction on Transfer. Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Corporation's Repurchase Right under Article 5. In addition, Purchased Shares which are released from the Repurchase Right shall not be transferred, assigned, encumbered or otherwise made the subject of disposition in contravention of the Corporation's First Refusal Right under Article 6. Such restrictions on transfer, however, shall not be applicable to (i) a gratuitous transfer of the Purchased Shares made to the Optionee's spouse or issue, including adopted children, or to a trust for the exclusive benefit of the Optionee or the Optionee's spouse or issue, provided and only if the Optionee obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to the Optionee's will or the laws of intestate succession or (iii) a transfer to the Corporation in pledge as security for any purchase money indebtedness incurred by the Optionee in connection with the acquisition of the Purchased Shares.

        4.2 Transferee Obligations. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of one of the permitted transfers specified in paragraph 4.1 must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) both the Corporation's Repurchase Right and the Corporation's First Refusal Right granted hereunder and (ii) the market stand-off provisions of paragraph 4.4, to the same extent such shares would be so subject if retained by the Optionee.

        4.3 Definition of Owner. For purposes of Articles 4, 5, 6 and 7 of this Agreement, the term "Owner" shall include the Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a permitted transfer from the Optionee in accordance with paragraph 4.1.

        4.4    Market Stand-Off Provisions.

        A. In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation's initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of such registration statement as may be requested by the Corporation or such underwriters; provided, however, that in no event shall such period exceed one hundred-eighty (180) days. The limitations of this paragraph 4.4 shall remain in effect for the two-year period immediately following the effective date of the Corporation's initial public offering and shall thereafter terminate and cease to have any force or effect.

        B. Owner shall be subject to the market stand-off provisions of this paragraph 4.4 provided and only if the officers and directors of the Corporation are also subject to similar arrangements.

        C. In the event of any stock dividend, stock split, recapitalization or other change affecting the Corporation's outstanding Common Stock effected as a class without receipt of consideration, then any new, substituted or additional securities distributed with respect to the Purchased Shares shall be immediately subject to the provisions of this paragraph 4.4, to the same extent the Purchased Shares are at such time covered by such provisions.

        D. In order to enforce the limitations of this paragraph 4.4, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

        5.     REPURCHASE RIGHT.

        5.1 Grant. The Corporation is hereby granted the right (the "Repurchase Right"), exercisable at any time during the sixty (60)-day period following the date the Optionee ceases for any reason to remain in Service or (if later) during the sixty (60)-day period following the execution date of this Agreement, to repurchase at the Option Price all or (at the discretion of the Corporation and with the consent of the Optionee) any portion of the Purchased Shares in which the Optionee has not acquired a vested interest, if any, in accordance with the vesting provisions of paragraph 5.3 (such shares to be herein referred to as "Unvested Shares"). For purposes of this Agreement, the Optionee shall be deemed to remain in Service for so long as the Optionee continues to render periodic services to the Corporation or any parent or subsidiary corporation, whether as an employee, a non-employee member of the board of directors, or an independent contractor or consultant.

        5.2 Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to the Owner of the Unvested Shares prior to the expiration of the applicable sixty (60)-day period specified in paragraph 5.1. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of notice. To the extent one or more certificates representing Unvested Shares may have been previously delivered out of escrow to the Owner, then Owner shall, prior to the close of business on the date specified for the repurchase, deliver to the Secretary of the Corporation the certificates representing the Unvested Shares to be repurchased, each certificate to be properly endorsed for transfer. The Corporation shall, concurrently with the receipt of such stock certificates (either from escrow in accordance with paragraph 7.3 or from Owner as herein provided), pay to Owner in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Option Price previously paid for the Unvested Shares which are to be repurchased.

        5.3 Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under paragraph 5.2.

        The Repurchase Right shall terminate with respect to Purchased Shares (which to the extent thereof shall "vest") on the basis of performance criteria determined annually and mutually agreed upon between Optionee and the Corporation. Such performance criteria, once agreed upon, shall be attached to this Agreement as Exhibit III.

          Exactly twenty-five percent (25%) of the Total Purchasable Shares shall be eligible for vesting in each of the four successive one-year periods commencing ______________. To the extent performance criteria set forth in
Exhibit III for the applicable one-year period are not met, and accordingly the vesting percentage for that year's allotment is less than 100%, Purchased Shares which do not vest shall thereafter remain subject to the Repurchase Right and shall not be eligible for vesting in any subsequent year.

        All Purchased Shares as to which the Repurchase Right lapses shall, however, continue to be subject to (i) the First Refusal Right of the Corporation and its assignees under Article 6, (ii) the market stand-off provisions of paragraph 4.4 and (iii) the Special Purchase Right under Article 8.

        Notwithstanding anything herein to the contrary, if the Optionee resigns during the first 12 month period of his employment, none of the Purchasable Shares will vest.

        Notwithstanding the above, the Optionee will automatically be vested in 50% of any remaining Unvested Shares if he is terminated "without cause" or if he terminates employment for "good reason" (even if such termination occurs before the first anniversary of Optionee's employment).

        For purposes hereof, termination "without cause" shall mean an involuntary termination of Optionee's employment by Corporation for any reason other than: (1) repeated and willful failure by Optionee to perform duties reasonably assigned by Corporation; (2) Optionee's repeated gross negligence in carrying out such duties; (3) Optionee's illegal conduct in carrying out such duties; (4) Optionee's repeated refusal to comply with lawful and reasonable instructions from the Corporation's board of directors; or (5) Optionee's repeated and willful actions contrary to the Corporation's best interests.

        For purposes hereof, termination for "good reason" shall mean the Optionee's termination of employment on account of any of the following without Optionee's good faith consent: (1) material and adverse change of Optionee's status, title, position or responsibilities with Corporation; (2) relocation of Optionee's principal office outside metropolitan San Diego, CA; (3) reduction in Optionee's base salary or a material reduction of Optionee's other compensation and benefits; (4) harassment of Optionee by the Corporation or its employees in violation of law or in frustration of Optionee's abilities to perform his duties with the Corporation; (5) request by Corporation or its employees that Optionee commit an illegal act; (6) material breach of the Corporation's employment agreement with Optionee; (7) conviction of the Corporation by a court of competent jurisdiction for a felony or in connection with a fraudulent or dishonest act; or (8) insolvency or bankruptcy of the Corporation.

        5.4 Aggregate Vesting Limitation. If the Option is exercised in more than one increment so that the Optionee is a party to one or more other Stock Purchase Agreements ("Prior Purchase Agreements") which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which the Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which the Optionee would otherwise at the time be vested, in accordance with the vesting provisions of paragraph 5.3, had all the Purchased Shares been acquired exclusively under this Agreement.

        5.5 Fractional Shares. No fractional shares shall be repurchased by the Corporation. Accordingly, should the Repurchase Right extend to a fractional share (in accordance with the vesting provisions of paragraph 5.3) at the time the Optionee ceases Service, then such fractional share shall be added to any fractional share in which the Optionee is at such time vested in order to make one whole vested share no longer subject to the Repurchase Right.

        5.6 Additional Shares or Substituted Securities. In the event of any stock dividend, stock split, recapitalization or other change affecting the Corporation's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number of Purchased Shares and Total Purchasable Shares hereunder and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Corporation's capital structure; provided, however, that the aggregate purchase price shall remain the same.

        5.7    Corporate Transaction.

        A. Immediately prior to the consummation of any of the following shareholder-approved transactions (a "Corporate Transaction"):

               (i)    a merger or consolidation in which the
        Corporation is not the surviving entity,

               (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets, or

               (iii) any transaction (other than an issuance of shares by the Corporation for cash) in or by means of which one or more persons acting in concert acquire, in the aggregate, more than 50% of the outstanding shares of the stock of the Corporation, the Repurchase Right shall automatically lapse in its entirety except to the extent the Repurchase Right is to be assigned to the successor corporation (or its parent company) in connection with such Corporate Transaction.

        B. To the extent the Repurchase Right remains in effect following such Corporate Transaction, such right shall apply to the new capital stock or other property (including cash) received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Corporation's capital structure; provided, however, that the aggregate purchase price shall remain the same.

        C. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        6.     RIGHT OF FIRST REFUSAL.

        6.1 Grant. The Corporation is hereby granted rights of first refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the Purchased Shares in which the Optionee has vested in accordance with the vesting provisions of Article 5. For purposes of this Article 6, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition for value of the Purchased Shares intended to be made by the Owner, but shall not include any of the permitted transfers under paragraph 4.1.

        6.2 Notice of Intended Disposition. In the event the Owner desires to accept a bona fide third-party offer for the transfer of any or all of the Purchased Shares (the shares subject to such offer to be hereinafter called the "Target Shares"), Owner shall promptly (i) deliver to the Corporate Secretary of the Corporation written notice (the "Disposition Notice") of the terms and conditions of the offer, including the purchase price and the identity of the third-party offeror, and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles 2 and 4 of this Agreement.

        6.3 Exercise of Right. The Corporation shall, for a period of forty-five
(45) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares specified in the Disposition Notice upon the same terms and conditions specified therein or upon terms and conditions which do not materially vary from those specified therein. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") to Owner prior to the expiration of the forty-five (45)-day exercise period. If such right is exercised with respect to all the Target Shares specified in the Disposition Notice, then the Corporation (or its assignees) shall effect the repurchase of the Target Shares, including payment of the purchase price, not more than ten (10) business days after delivery of the Exercise Notice; and at such time Owner shall deliver to the Corporation the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer. To the extent any of the Target Shares are at the time held in escrow under Article 7, the certificates for such shares shall automatically be released from escrow and delivered to the Corporation for purchase. Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Corporation (or its assignees) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Owner and the Corporation (or its assignees) cannot agree on such cash value within ten (10) days after the Corporation's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by the Corporation (or its assignees) within
(20) days after the Corporation's receipt of the Disposition Notice, whose appraisal shall be determinative of such value. The cost of such appraisal shall be paid entirely by the Corporation. The closing shall then be held on the later of (i) the tenth business day following delivery of the Exercise Notice or (ii) the tenth business day after such cash valuation shall have been made.

        6.4 Non-Exercise of Right. In the event the Exercise Notice is not given to Owner within forty-five (45) days following the date of the Corporation's receipt of the

Disposition Notice, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms and conditions (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of
Article 2 of this Agreement. To the extent any of the Target Shares are at the time held in escrow under Article 7, the certificates for such shares shall automatically be released from escrow and surrendered to the Owner. The third-party offeror shall acquire the Target Shares free and clear of the Corporation's Repurchase Right under Article 5 and the Corporation's First Refusal Right hereunder, but the acquired shares shall remain subject to (i) the securities law restrictions of Article 2 and (ii) the market stand-off provisions of paragraph 4.4. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty (30)-day period, the Corporation's First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses in accordance with paragraph 6.7.

        6.5 Partial Exercise of Right. In the event the Corporation (or its assignees) makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Corporation delivered within thirty (30) days after the date of the Disposition Notice, to effect the sale of the Target Shares pursuant to one of the following alternatives:

               (i) to elect not to sell any shares to the Corporation pursuant to the First Refusal Right, but to instead sell all the Target Shares to the third-party offeror identified in the Disposition Notice (which sale shall otherwise be in full compliance with the requirements of paragraph
        6.4 as if the Corporation did not offer to exercise the First Refusal Right with respect to any of the Target Shares); or

               (ii) sale to the Corporation (or its assignees) of the portion of the Target Shares which the Corporation (or its assignees) has elected to purchase, such sale to be effected in substantial conformity with the provisions of paragraph 6.3.

        Failure of Owner to deliver timely notification to the Corporation under this paragraph 6.5 shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

        6.6    Recapitalization/Merger.

        A. In the event of any stock dividend, stock split, recapitalization or other transaction affecting the Corporation's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Purchased Shares shall be immediately subject to the Corporation's First Refusal Right hereunder, but only to the extent the Purchased Shares are at the time covered by such right.

        B. In the event of any of the following transactions:

               (i)    a merger or consolidation in which the
        Corporation is not the surviving entity,

               (ii) a sale, transfer or other disposition of all or substantially all of the Corporation's assets,

               (iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation's outstanding voting securities are transferred in whole or in part to person or persons other than those who held such securities immediately prior to the merger, or

               (iv) any transaction effected primarily to change the State in which the Corporation is incorporated, or to create a holding company structure,

the Corporation's First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the transaction but only to the extent the Purchased Shares are at the time covered by such right.

        6.7 Lapse. The First Refusal Right under this Article 6 shall lapse and cease to have effect upon the earliest to occur of (i) the first date on which shares of the Corporation's Common Stock are held of record by more than five hundred (500) persons, (ii) a determination is made by the Corporation's Board of Directors that a public market exists for the outstanding shares of the Corporation's Common Stock, or (iii) a firm commitment underwritten public offering pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Corporation's Common Stock in the aggregate amount of at least $5,000,000. However, the market stand-off provisions of paragraph 4.4 shall continue to remain in full force and effect following the lapse of the First Refusal Right hereunder.

        7.     ESCROW.

        7.1 Deposit. Upon issuance, the certificates for any Unvested Shares purchased hereunder shall be deposited in escrow with the Corporate Secretary of the Corporation to be held in accordance with the provisions of this Article 7. Each deposited certificate shall be accompanied by a duly-executed Assignment Separate from Certificate in the form of Exhibit I. The deposited certificates, together with any other assets or securities from time to time deposited with the Corporate Secretary pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with paragraph 7.3. Upon delivery of the certificates (or other assets and securities) to the Corporate Secretary of the Corporation, the Owner shall be issued an instrument of deposit acknowledging the number of Unvested Shares (or other assets and securities) delivered in escrow.

        7.2 Recapitalization. All regular cash dividends on the Unvested Shares (or other securities at the time held in escrow) shall be paid directly to the Owner and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Corporation's outstanding Common Stock as a class effected without receipt of consideration or in the event of a Corporate Transaction, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Unvested Shares shall be immediately delivered to the Corporate Secretary to be held in escrow under this Article 7, but only to the extent the Unvested Shares are at the time subject to the escrow requirements of paragraph 7.1.

        7.3 Release/Surrender. The Unvested Shares, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Corporation for repurchase and cancellation:

               (i) Should the Corporation (or its assignees) elect to exercise the Repurchase Right under Article 5 with respect to any Unvested Shares, then the escrowed certificates for such Unvested Shares (together with any other assets or securities issued with respect thereto) shall be delivered to the Corporation concurrently with the payment to the Owner, in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), of an amount equal to the aggregate Option Price for such Unvested Shares, and the Owner shall cease to have any further rights or claims with respect to such Unvested Shares (or other assets or securities attributable to such Unvested Shares).

               (ii) Should the Corporation (or its assignees) elect to exercise its First Refusal Right under Article 6 with respect to any vested Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities attributable thereto) shall, concurrently with the payment of the paragraph 6.3 purchase price for such Target Shares to the Owner, be surrendered to the Corporation, and the Owner shall cease to have any further rights or claims with respect to such Target Shares (or other assets or securities).

               (iii) Should the Corporation (or its assignees) elect not to exercise its First Refusal Right under Article 6 with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities attributable thereto) shall be surrendered to the Owner for disposition in accordance with provisions of paragraph 6.4.

               (iv) As the interest of the Optionee in the Unvested Shares (or any other assets or securities attributable thereto) vests in accordance with the provisions of Article 5, the certificates for such vested shares (as well as all other vested assets and securities) shall be released from escrow and delivered to the Owner in accordance with the following schedule:

                      a. The initial release of vested shares (or other vested
               assets and securities) from escrow shall be effected within thirty (30) days following the expiration of the initial twelve
               (12)-month period measured from the Grant Date.

                      b. Subsequent releases of vested shares (or other vested
               assets and securities) from escrow shall be effected at semi-annual intervals thereafter, with the first such semi-annual release to occur eighteen (18) months after the Grant Date.

                      c. Upon the Optionee's cessation of Service, any escrowed
               Purchased Shares (or other assets or securities) in which the Optionee is at the time vested shall be promptly released from escrow.

                      d. Upon any earlier termination of the Corporation's
               Repurchase Right in accordance with the applicable provisions of
               Article 5, any Purchased Shares (or other assets or securities) at the time held in escrow hereunder shall promptly be released to the Owner as fully vested shares or other property.

               (v) All Purchased Shares (or other assets or securities) released from escrow in accordance with the provisions of subparagraph (iv) above shall nevertheless remain subject to (I) the Corporation's First Refusal Right under Article 6 until such right lapses pursuant to paragraph 6.7, (II) the market stand-off provisions of paragraph 4.4 until such provisions terminate in accordance therewith and (III) the Special Purchase Right under Article 8.

        8.     MARITAL DISSOLUTION OR LEGAL SEPARATION.

        8.1 Grant. In connection with the dissolution of the Optionee's marriage or the legal separation of the Optionee and the Optionee's spouse, the Corporation shall have the right (the "Special Purchase Right"), exercisable at any time during the thirty (30)-day period following the Corporation's receipt of the required Dissolution Notice under paragraph 8.2, to purchase from the Optionee's spouse, in accordance with the provisions of paragraph 8.3, all or any portion of the Purchased Shares which would otherwise be awarded to such spouse in settlement of any community property or other marital property rights such spouse may have in such shares.

        8.2 Notice of Decree or Agreement. The Optionee shall promptly provide the Secretary of the Corporation with written notice (the "Dissolution Notice") of (i) the entry of any judicial decree or order resolving the property rights of the Optionee and the Optionee's spouse in connection with their marital dissolution or legal separation or (ii) the execution of any contract or agreement relating to the distribution or division of such property rights. The Dissolution Notice shall be accompanied by a copy of the actual decree of dissolution or settlement agreement between the Optionee and the Optionee's spouse which provides for the award to the spouse of one or more Purchased Shares in settlement of any community property or other marital property rights such spouse may have in such shares.

        8.3 Exercise of Special Purchase Right. The price at which the Special Purchase Right shall be exercisable by the Corporation will be the higher of the Option Price as set forth in Section 1.1 hereof or the fair market value of the shares as of the date the Special Purchase Right is exercised. The right shall be exercised by delivery of written notice (the "Purchase Notice") to the Optionee and the Optionee's spouse within thirty (30) days after the Corporation's receipt of the Dissolution Notice. The Purchase Notice shall indicate the number of shares to be purchased by the Corporation, the date such purchase is to be effected (such date to be not less than five (5) business days, nor more than ten (10) business days, after the date of the Purchase Notice), and the price to be paid for such Purchased Shares. The Optionee (or the Optionee's spouse, to the extent such spouse has physical possession of the Purchased Shares) shall, prior to the close of business on the date specified for the purchase, deliver to the Corporate Secretary of the Corporation the certificates representing the shares to be purchased, each certificate to be properly endorsed for transfer. To the extent any of the shares to be purchased by the Corporation are at the time held in escrow under
Article 7, the certificates for such shares shall be promptly delivered out of escrow to the Corporation. The Corporation shall, concurrently with the receipt of the stock certificates, pay to the Optionee's spouse (in cash or cash equivalents) an amount equal to the price to be paid for such shares as specified in the Purchase Notice.

        If the Optionee's spouse does not agree with the Corporation's determination of the fair market value of the shares, then the spouse shall promptly notify the Corporation in writing of such disagreement and the fair market value of such shares shall thereupon be determined by an appraiser of recognized standing selected by the Corporation whose appraisal shall be determinative of such value. The cost of the appraisal shall be borne entirely by the Corporation. The closing shall then be held on the fifth business day following the completion of such appraisal; provided, however, that if the appraised value is more than fifteen percent (15%) greater than the fair market value specified for the shares in the Purchase Notice, the Corporation shall have the right, exercisable prior to the expiration of such five
(5)-business-day period, to rescind the exercise of the Special Purchase Right and thereby revoke its election to purchase the shares awarded to the spouse.

        8.4 Lapse. The Special Purchase Right under this Article 8 shall lapse and cease to have effect upon the earlier to occur of (i) the first date on which the First Refusal Right under Article 6 lapses or (ii) the expiration of the thirty (30)-day exercise period specified in paragraph 8.3, to the extent the Special Purchase Right is not timely exercised in accordance with such paragraph.

        9.     GENERAL PROVISIONS.

        9.1 Assignment. The Corporation may assign its Repurchase Right under
Article 5, its First Refusal Right under Article 6 and/or its Special Purchase Right under Article 8 to any person or entity selected by the Corporation's Board of Directors, including (without limitation) one or more shareholders of the Corporation.

        If the assignee of the Repurchase Right is other than a one hundred percent (100%) owned subsidiary corporation of the Corporation or the parent corporation owning one hundred percent (100%) of the Corporation, then such assignee must make a cash payment to the Corporation, upon the assignment of the Repurchase Right, in an amount equal to the excess (if any) of (i) the fair market value of the Unvested Shares at the time subject to the assigned Repurchase Right over (ii) the aggregate repurchase price payable for the Unvested Shares thereunder.

        9.2 Definitions. For purposes of this Agreement, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

               (i) Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a parent corporation of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               (ii) Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        9.3 No Employment or Service Contract. Nothing in this Agreement shall confer upon the Optionee any right to continue in the Service of the Corporation (or any parent or subsidiary corporation of the Corporation employing or retaining Optionee) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any parent or subsidiary corporation of the Corporation employing or retaining Optionee) or the Optionee, which rights are hereby expressly reserved by each, to terminate the Optionee's Service at any time for any reason whatsoever, with or without cause.

        9.4 Notices. Any notice required in connection with (i) the Repurchase Right, the Special Purchase Right or the First Refusal Right or (ii) the disposition of any Purchased Shares covered thereby shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the United States mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph 9.4 to all other parties to this Agreement.

        9.5 No Waiver. The failure of the Corporation (or its assignees) in any instance to exercise the Repurchase Right granted under Article 5, or the failure of the Corporation (or its assignees) in any instance to exercise the First Refusal Right granted under Article 6, or the failure of the Corporation (or its assignees) in any instance to exercise the Special Purchase Right granted under Article 8 shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and the Optionee or the Optionee's spouse. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

        9.6 Cancellation of Shares. If the Corporation (or its assignees) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to he repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement), and such shares shall be deemed purchased in accordance with the applicable provisions hereof and the Corporation (or its assignees) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

        10.    MISCELLANEOUS PROVISIONS.

        10.1 Optionee Undertaking. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Optionee or the Purchased Shares pursuant to the express provisions of this Agreement.

        10.2 Agreement is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof.

        10.3 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State without resort to that State's conflict-of-laws rules.

        10.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

        10.5 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and the Optionee and the Optionee's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this

Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

        10.6 Power of Attorney. Optionee's spouse hereby appoints Optionee his or her true and lawful attorney in fact, for him or her and in his or her name, place and stead, and for his or her use and benefit, to agree to any amendment or modification of this Agreement and to execute such further instruments and take such further actions as may reasonably be necessary to carry out the intent of this Agreement. Optionee's spouse further gives and grants unto Optionee as his or her attorney in fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as he or she might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that Optionee shall lawfully do and cause to be done by virtue of this power of attorney.





                [Remainder of This Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                            NANOGEN, INC.


                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

                      Address:              10398 Pacific Center Ct.
                                            San Diego, CA  92121


                                            ------------------------------------
                                            Optionee

                      Address:
                                            ------------------------------------

                                            ------------------------------------



        The undersigned spouse of Optionee has read and hereby approves the foregoing Performance Stock Option Agreement. In consideration of the Corporation's granting the Optionee the right to acquire the Option Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms and provisions of such Agreement.


                                            ------------------------------------

                      Address:
                                            ------------------------------------

                                            ------------------------------------

                                          EXHIBIT I

                            ASSIGNMENT SEPARATE FROM CERTIFICATE



        FOR VALUE RECEIVED _________________________ hereby sell(s), assign(s) and transfer(s) unto Nanogen, Inc. (the "Corporation"), _____________________________ (_______) shares of the Common Stock of the
Corporation standing in his\her name on the books of the Corporation represented by Certificate No. __________ and do hereby irrevocably constitute and appoint _________________________________ as Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

        Dated:_____________________


                                    Signature
                                            ------------------------------------





Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Corporation to exercise its Repurchase Right set forth in the Agreement without requiring additional signatures on the part of the Optionee.


                                   EXHIBIT I-1

                                   EXHIBIT II

                           SECTION 83(b) TAX ELECTION


        This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)     The taxpayer who performed the services is:

        Name:
        Address: ___________________________________________________________
        Taxpayer Ident. No.:________________________________________________

(2) The property with respect to which the election is being made is ______ shares of the common stock of Nanogen, Inc.

(3)     The property was issued on _____________________, 19__.

(4) The taxable year in which the election is being made is the calendar year 19_.

(5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's employment with the issuer is terminated. The issuer's repurchase right lapses in a series of annual and monthly installments over a four (4) year period ending on
        _______________________________________________________________.

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $_________ per share.

(7)     The amount paid for such property is $_________ per share.

(8) A copy of this statement was furnished to Nanogen, Inc. for whom taxpayer rendered the service underlying the transfer of property.

(9)     This statement is executed as of: __________________, 19_.


---------------------------------
Spouse (if any)
Taxpayer

This form must be filed with the Internal Revenue Service Center with which taxpayer files his/her Federal income tax returns. The filing must be made within 30 days after the execution date of the Restricted Stock Issuance Agreement.

                                  EXHIBIT II-1